EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Perma-Fix Environmental Services, Inc. ("PESI") on Form 10-Q for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I David K. Hansen, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or Section 78o(d)); and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2006

                                 /s/ David K. Hansen
                                 -----------------------------------------------
                                 David K. Hansen
                                 Interim Chief Financial Officer and
                                 Vice President - Corporate Controller/Treasurer

This certification is furnished to the Securities and Exchange Commission solely for purpose of 18 U.S.C. Section 1350 subject to the knowledge standard contained therein, and not for any other purpose.